                                                                   EXHIBIT 23(1)








                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Casino Data Systems:

        We consent to the use of our reports incorporated herein by reference.


                                                       /s/ KPMG Peat Marwick LLP


Las Vegas, Nevada
September 11, 1998